Exhibit 99.3

Fermi Inc. Announces Proposed Offering of $350 Million
of Convertible Senior Notes with Capped Call Anti-Dilution Protection

DALLAS, July 9, 2026 – Fermi Inc. (NASDAQ: FRMI) (LSE: FRMI), operating as Fermi America™ (“Fermi” or the “Company”) today announced its intention to offer, subject to market conditions and other factors, $350 million aggregate principal amount of convertible senior notes due 2031 (the “Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the offering, the Company expects to grant to the initial purchasers of the Notes an option to purchase, for settlement within a 13-day period from the date of initial issuance of the Notes, up to an additional $52.5 million aggregate principal amount of Notes. The Company intends to use the net proceeds from the offering (including any additional proceeds resulting from the exercise by the initial purchasers of their option to purchase the additional Notes) to purchase privately negotiated capped call transactions to offset share dilution and the remainder for general corporate purposes.

The Notes will be senior, unsecured obligations of the Company and will rank senior in right of payment to any of its indebtedness that is expressly subordinated in right of payment to the notes; equal in right of payment with all of our current and future liabilities that are not so subordinated; effectively junior to all of our current and future indebtedness to the extent of the value of the assets securing such indebtedness; and structurally junior to all indebtedness and other liabilities (including trade payables) of its subsidiaries. Interest on the Notes will be payable semi-annually in arrears and mature on July 15, 2031 unless earlier converted, redeemed or repurchased. The Notes will be convertible into cash, the Company’s common stock, or a combination thereof, at the election of the Company. Final terms of the Notes, including the interest rate, the initial conversion rate and other terms, will be determined at the time of pricing.

In connection with the pricing of the Notes, the Company expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or their respective affiliates and/or other financial institutions (the “Option Counterparties”). The capped call transactions will initially cover, subject to customary adjustments substantially similar to those applicable to the Notes, the number of shares of the Company’s common stock initially underlying the Notes. The capped call transactions are generally expected to reduce the potential dilution to the Company’s common stock upon any conversion of the Notes and/or offset any potential cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, upon any conversion of the Notes, with such reduction and/or offset subject to a cap. If the initial purchasers of the Notes exercise their option to purchase the additional Notes, the Company expects to use a portion of the proceeds from the sale of the additional Notes to enter into additional capped call transactions with the Option Counterparties.

In connection with establishing their initial hedges of the capped call transactions, the Company expects the Option Counterparties or their respective affiliates will enter into various derivative transactions with respect to the Company’s common stock and/or purchase shares of the Company’s common stock concurrently with or shortly after the pricing of the Notes, including with, or from, as the case may be, certain investors in the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the Notes at that time.

In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling shares of the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so (x) during the relevant valuation period under the capped call transactions, which is scheduled to occur during a 30 trading day period commencing on the 31st trading day prior to the maturity date of the Notes, or, (y) to the extent the Company exercises the relevant termination election under the capped call transactions, following any repurchase, redemption or early conversion of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s common stock or the Notes, which could affect the ability of noteholders to convert the Notes, and, to the extent the activity occurs during any valuation period related to a conversion of the Notes, it could affect the number of shares of common stock, if any, and value of the consideration that noteholders will receive upon conversion of the Notes.

The Notes will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act by means of a private offering memorandum. The offer and sale of the Notes and any shares of the Company’s common stock issuable upon conversion of the Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and, unless so registered, such Notes and shares may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as of the date of this press release, are the Company’s estimates, forecasts, projections, expectations, or beliefs as to future events and results. These forward-looking statements include statements regarding the anticipated terms of the Notes being offered, the completion, timing and size of the proposed offering, the intended use of net proceeds from the offering, and the anticipated terms of, and the effects of entering into, the capped call transactions described above and the actions of the Option Counterparties and their respective affiliates. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic, and competitive uncertainties, risks, and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Among the important factors that the Company thinks could cause its actual results to differ materially from those expressed in or contemplated by the forward-looking statements include risks related to or associated with whether the Company will consummate the offering on the expected terms, or at all, whether the Company will enter into the capped call transactions, the terms thereof and whether the capped call transactions become effective, market conditions, including market interest rates, the trading price and volatility of the Company’s common stock and risks relating to the Company’s business, including those described in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Except as required by law, the Company undertakes no obligation to update or revise these statements.

Contacts

Investors
Rodrigo Acuna
IR@fermiamerica.com

Media

Joele Frank, Wilkinson Brimmer Katcher
Michael Freitag / Adam Pollack / Eliza Rothstein
212-355-4449